                                                                          EXHIBIT (h)(5)(b)

Schedule A
As of August 29, 2008

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date

Eaton Vance Growth Trust
Atlanta Capital SMID-Cap Fund Class A	0.15% (cap on	10/16/2006	1/31/2009
	other expenses)
Atlanta Capital SMID-Cap Fund Class I	0.15% (cap on	10/16/2006	1/31/2009
	other expenses)
SMID-Cap Portfolio	0.80%	10/16/2006	1/31/2009
Atlanta Capital Large-Cap Growth Fund Class A	0.35% (cap on	2/1/2008	1/31/2009
	other expenses)
Atlanta Capital Large-Cap Growth Fund Class I	0.35% (cap on	2/1/2008	1/31/2009
	other expenses)

Global Growth Class A	2.00%	4/22/2008	12/31/2010
Global Growth Class B	2.50%	4/22/2008	12/31/2010
Global Growth Class C	2.50%	4/22/2008	12/31/2010

Eaton Vance Mutual Funds Trust
Emerging Markets Local Income Fund Class A	1.25%	3/1/2008	2/28/2009

International Equity Fund Class A	1.50%	3/1/2007	2/28/2009
International Equity Fund Class C	2.25%	3/1/2007	2/28/2009
International Equity Fund Class I	1.25%	3/1/2007	2/28/2009

International Income Fund Class A	1.10%	3/1/2008	2/28/2009

Structured Emerging Markets Fund Class A	1.50%	3/1/2007	2/28/2009
Structured Emerging Markets Fund Class C	2.25%	3/1/2007	2/28/2009
Structured Emerging Markets Fund Class I	1.25%	3/1/2007	2/28/2009

Global Macro Fund Class A	1.10%	5/1/2008	2/28/2009
Global Macro Fund Class I	0.80%	5/1/2008	2/28/2009

Large-Cap Core Research Fund Class A	1.25%	6/17/2008	2/28/2010
Large-Cap Core Research Fund Class I	1.00%	6/17/2008	2/28/2010

Low Duration Fund Class A	1.00%	3/1/2007	4/30/2010
Low Duration Fund Class B	1.75%	3/1/2007	4/30/2010
Low Duration Fund Class C	1.60%	3/1/2007	4/30/2010

Tax-Managed Mid-Cap Core Fund Class A	1.60%	4/23/2007	4/30/2010
Tax-Managed Mid-Cap Core Fund Class B	2.35%	4/23/2007	4/30/2010
Tax-Managed Mid-Cap Core Fund Class C	2.35%	4/23/2007	4/30/2010

Tax-Managed Small-Cap Value Fund Class A	1.65%	4/23/2007	4/30/2010
Tax-Managed Small-Cap Value Fund Class B	2.40%	4/23/2007	4/30/2010
Tax-Managed Small-Cap Value Fund Class C	2.40%	4/23/2007	4/30/2010

Eaton Vance Special Investment Trust
Enhanced Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2009
Enhanced Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2009
Enhanced Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2009

Risk-Managed Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2009
Risk-Managed Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2009
Risk-Managed Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2009

Investment Grade Income Fund Class I	0.70%	10/15/2007	4/30/2009

Real Estate Fund Class I	1.15%	5/1/2007	4/30/2009

Capital and Income Strategies Fund Class A	1.30%	5/1/2008	4/30/2009
Capital and Income Strategies Fund Class C	2.05%	5/1/2008	4/30/2009
Capital and Income Strategies Fund Class I	1.05%	5/1/2008	4/30/2009

Equity Asset Allocation Fund Class A	1.45%	5/1/2008	4/30/2009
Equity Assets Allocation Fund Class C	2.20%	5/1/2008	4/30/2009
Equity Asset Allocation Fund Class I	1.20%	5/1/2008	4/30/2009

Large-Cap Growth Fund Class A	1.25%	5/1/2008	4/30/2009
Large-Cap Growth Fund Class B	2.00%	5/1/2008	4/30/2009
Large-Cap Growth Fund Class C	2.00%	5/1/2008	4/30/2009
Large-Cap Growth Fund Class I	1.00%	5/1/2008	4/30/2009

Small-Cap Fund Class A	1.50%	8/29/2008	4/30/2010
Small-Cap Fund Class B	2.25%	8/29/2008	4/30/2010
Small-Cap Fund Class C	2.25%	8/29/2008	4/30/2010
Small-Cap Fund Class I	1.25%	8/29/2008	4/30/2010

Small-Cap Value Fund Class A	1.65%	4/23/2007	4/30/2010
Small-Cap Value Fund Class B	2.40%	4/23/2007	4/30/2010
Small-Cap Value Fund Class C	2.40%	4/23/2007	4/30/2010

Eaton Vance Variable Trust
VT Large-Cap Value Fund	1.30%	5/1/2008	4/30/2009